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                                                                      EXHIBIT 21

                                 SUBSIDIARIES

AIRTOUCH COMMUNICATIONS, INC. (DELAWARE)
        AirTouch Communications - Washington, D.C. Inc. (Delaware) AirTouch Communications Deutschland GmbH (Germany) AIRTOUCH INTERNATIONAL (CALIFORNIA)
                AirTouch Korea, Ltd. (Korea)
                AirTouch Engineering Limited (Thailand)
                AirTouch Belgium, S.A. (Belgium)
                AirTouch Espana, S.A. (Spain)
                AirTouch International GmbH (Germany)
                AirTouch Netherlands B.V. (Netherlands)
                        NordicTel Holdings A.B. (Sweden)
                                A.B. Europolitan (Sweden)
                                Europolitan Stores, A.B. (Sweden)
                        Percom Service Ltd. (Thailand)
                Pronto Italia, S.p.A. (Italy)
                AirTouch International (Mauritius) Limited (India) AirTouch (Thailand) Ltd. (Thailand)
                AirTouch Japan Company Limited (Japan)
                Central Japan Digital Phone Co., Ltd. (Japan) International Digital Communications, Inc. (Japan) Kansai Digital Phone Co., Ltd. (Japan)
                Tokyo Digital Phone Co., Ltd. (Japan)
        AirTouch Development Corporation (California)
        AirTouch Satellite Services, Inc. (Delaware)
        AirTouch Technical Services (California)
        AirTouch Services (California)
        AirTouch PCS, Inc. (Delaware)
        AirTouch PCS Holding, Inc. (Delaware)
        AirTouch WMC, Inc. (Delaware)

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AIRTOUCH CELLULAR (CALIFORNIA)

AIRTOUCH CELLULAR OF NEVADA (NEVADA)
     AirTouch Cellular of Arizona (Nevada)
     AirTouch Cellular of Georgia (Nevada)
             Athens Cellular, Inc. (Delaware)
     AirTouch Cellular of Kansas (Nevada)
             Topeka Cellular Telephone Company, Inc. (Delaware)
     AirTouch Cellular of Michigan (Nevada)
     AirTouch Cellular of Texas (Nevada)

AIRTOUCH PAGING (NEVADA)
     AirTouch Paging of Kentucky, Inc. (Kentucky)
     AirTouch Paging of Virginia, Inc. (Virginia)
AirTouch Paging of California (California)
AirTouch Paging of Ohio, Inc. (Delaware)
AirTouch Paging of Texas (Nevada)